UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/27/2005

International Securities Exchange, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  333-117145

Delaware	01-0681729
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

60 Broad Street, New York, NY 10004
(Address of Principal Executive Offices, Including Zip Code)

212-943-2400
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On October 27, 2005, the Registrant announced its results of operations for the third quarter ended September 30, 2005. A copy of the related press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein is furnished pursuant to Item 2.02 of the Current Report on Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Registrant is making reference to non-GAAP financial information in both the press release and conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached presss release.

Item 9.01.    Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1 Press Release dated October 27, 2005, announcing financial results for the quarter ended September 30, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

International Securities Exchange, Inc.

Date: October 27, 2005.	By:	/s/ Michael J. Simon
Michael J. Simon
General Counsel, Chief Regulatory Officer and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated October 27, 2005, announcing financial results for the quarter ended September 30, 2005.